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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported):
                                  May 11, 1999


                               SL INDUSTRIES, INC.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


   New Jersey                       1-4987                     21-0682685
----------------               ----------------            -------------------
(State or Other                (Commission File             (I.R.S. Employer
 Jurisdiction of                    Number)                Identification No.)
 Incorporation)




520 Fellowship Road, Suite A-114, Mt. Laurel, NJ                   08054
------------------------------------------------            ------------------
    (Address of Principal Executive Offices)                     (Zip Code)



                                 (609) 727-1500
                        --------------------------------
                         (Registrant's telephone number)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets

         On May 11, 1999, pursuant to a Share Purchase Agreement as of April 1, 1999, SL Industries, Inc. ("Registrant") acquired 100% of the issued and outstanding shares of capital stock of RFL Electronics Inc. ("RFL"). A copy of the Share Purchase Agreement appears as Exhibit 2.1 of this Report.

RFL is a leading supplier of teleprotection and specialized communications equipment. The teleprotection products/systems designed and manufactured by RFL are specialized high-speed communications equipment used to protect electric-utility transmission lines and apparatus by isolating faulty transmission lines from a transmission grid. These products are designed and manufactured for operation in harsh electrical and climatic environments. RFL is expected to record annual revenues of approximately $20,000,000.

At the closing, in exchange for all of the shares of capital stock of RFL, the Registrant paid $11,386,946 in cash and gave promissory notes with an aggregate face amount of $75,000, which promissory notes bear simple interest at a rate of 5.5% per annum. In addition, the Registrant has placed in escrow and has agreed to pay an additional $1,000,000 in the event that RFL's earnings before interest and taxes for the twelve months ended March 31, 1999 equaled or exceeded $2,200,000 and that the excess of RFL's total assets over RFL's total liabilities as of May 11, 1999 equaled or exceed $7,000,000.

The cash paid was financed under a credit agreement between Registrant and Mellon Bank, N.A., as agent for Mellon Bank, N.A., Fleet Bank, N.A., and PNC Bank, N.A..

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  The 1999 Audited Balance Sheet and related 1999 Audited Statements of Income and Cash Flows of RFL cannot practicably be provided at the time this Report on Form 8-K is filed. The foregoing financial staments of RFL will be filed with the Securities and Exchange Commission under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this Report is due.

         (b)      Pro Form Financial Information.

                  The pro forma financial information required by Article 11 of Regulation S-X cannot practicably be provided at the time this Report on Form 8-K is filed. The pro forma financial information will be filed with the Securities and Exchange Commission under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this Report is due.



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         (c)  Exhibits.


         Exhibit Number         Description
         --------------         -----------
               2.1              Share Purchase Agreement as of April 1,
                                1999 Relating to the Acquisition of RFL
                                Electronics, Inc. by SL Industries,
                                Inc.






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SL INDUSTRIES, INC.


                                     By: /s/ OWEN FARREN
                                         ---------------------------------------
                                         Owen Farren
                                         President, Chief Executive Officer and
                                         Chairman of the Board


Dated:  May 26, 1999





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                                  Exhibit Index
                                  -------------


         Exhibit Number          Description
         --------------          -----------
              2.1                Share Purchase Agreement as of April 1, 1999
                                 Relating to the Acquisition of RFL Electronics,
                                 Inc. by SL Industries, Inc.*









* The Registrant agrees by this filing to supplementally furnish a copy of the Schedules to this Share Purchase Agrement to the Commission upon request.



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